UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2011

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)          (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Select Comfort Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders on May 11, 2011.  The final results of the shareholder vote on the items of business at the meeting were as follows:

Proposal 1.                      Election of Directors

Kathy Nedorostek, Michael A. Peel and Jean-Michel Valette were each elected by shareholders for three-year terms expiring at the 2014 Annual Meeting or until their successors are elected and qualified, in accordance with the following voting results:

Nominees	For	Withheld	Broker Non-Votes
Kathy Nedorostek	39,822,405	1,356,754	9,945,509
Michael A. Peel	39,943,243	1,235,916	9,945,509
Jean-Michel Valette	39,343,552	1,835,607	9,945,509

Proposal 2.                      Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s executive officers as outlined in the proxy statement has been approved by shareholders in accordance with the following voting results:

For	Against	Abstain	Broker Non-Votes
40,189,715	866,605	122,839	9,945,509

Proposal 3.                      Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

On the advisory vote on the frequency of future advisory votes on executive compensation, shareholders voted as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,409,605	106,245	14,447,122	216,187	9,945,509

In accordance with the result of the advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors has determined that the Company will conduct an advisory vote on executive compensation on an annual basis.

Proposal 4.                      Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year was approved by shareholders, in accordance with the following voting results:

For	Against	Abstain	Broker Non-Votes
49,783,336	1,328,648	12,648	0

ITEM 7.01.  REGULATION FD DISCLOSURE.

On May 11, 2011, Select Comfort Corporation announced the election of a new board member and the results of voting at its Annual Meeting of Shareholders.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K.  Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1	Press Release dated May 11, 2011 (furnished pursuant to Item 7.01 hereof)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: May 12, 2011	By:
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Press Release dated May 11, 2011 (furnished pursuant to Item 7.01 hereof)